Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code)


In connection with the attached Report on Form N-CSR of Thornburg Investment Trust in respect of Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund, to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Trust does hereby certify that, to the best of such officer's knowledge:


1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thornburg Investment Trust, in respect of Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund, as of, and for, the periods presented in the Report.


Dated: November 17, 2003


/s/  Brian J. McMahon


Brian J. McMahon


President and principal executive officer


Dated: November 17, 2003


/s/  Steven J. Bohlin


Steven J. Bohlin


Treasurer and principal financial officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.